ChromaDex



ChromaDex Earnings Conference Call Second Quarter 2019

Rob Fried
Chief Executive Officer

Frank Jaksch
Co-Founder / Executive Chairman

Kevin Farr
Chief Financial Officer

Nasdaq: CDXC | August 7, 2019

Disclaimers

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2019 financial outlook, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part II, "Item 1A. Risk Factors" of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, filed with the Securities and Exchange Commission (the "Commission") on August 7, 2019 and in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Commission on March 7, 2019. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, income tax, depreciation, amortization, non-cash share-based compensation costs and total legal expense for adjusted EBITDA excluding total legal expense. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Q2 2019 Takeaways

- **Grew total net sales to $11.1 million in Q2 2019 (+42% YoY, +10% versus Q1 2019)**
- **Demonstrated continued progress building TRU NIAGEN into a global brand with top-line momentum**
  - TRU NIAGEN net sales of $8.7 million in Q2 2019 (+134% YoY)
  - Continued strong sequential growth in TRU NIAGEN net sales (+17% in Q2 2019 vs Q1 2019)
- **Gross margin expansion driven by TRU NIAGEN (+700bps YoY, +360bps versus Q1 2019)**
  - Gross margin up 700 bps year-over-year driven by favorable mix with growing TRU NIAGEN e-Commerce business and the absence of certain charges, which negatively impacted gross margin by 120bps in Q2 2018.
  - Gross margin of 56.3% in Q2 2019, up 360 bps sequentially; completed wind down of Purple Corn ingredient with immaterial impact in the quarter
- **Marketing efficiency improved (950bps YoY, 270bps versus Q1 2019) primarily driven by the TRU NIAGEN business**
  - Selling, marketing & advertising expense of 38.8% of net sales in Q2 2019 compared to 41.5% in Q1 2019 and 48.3% in Q2 2018
- **General and administrative expenses down $0.4 million sequentially. California trial moved from July to October 2019 impacting timing of expenses.**
- **Adjusted EBITDA excluding legal expense improved by $0.6 million sequentially to ($2.1) million**
  - Represents third consecutive quarter of improvement, with continued progress in underlying business performance and emphasis on financial discipline
- **Steady progress executing on our core objectives**
  - Build the Brand – Strong sales to Watson's, Whole Foods Ontario launch in Canada, and cross border launches in China and Japan
  - Own the Science – Published 5th human clinical study demonstrating safety and efficacy of NR, welcomed Dr. Bruni Felding to the SAB
  - Focus on Fundamentals – Added top talent in two strategically important areas, communications and regulatory
- **Completed $10 million financing, strengthening our balance sheet and enabling incremental investments in growth in the second half of 2019**
- **Remain committed to achieving cash flow break-even while making investments to drive long-term growth**

Steady strategic progress with key financial metrics moving in the right direction

Building a Global Brand



CANADA(a)
4 Amazon
Truniagen.ca
Selected Retailers
April 2019
PARTNERSHIPS
PARTNERSHIPS
HONG KONG
1 Watsons
September 2017
SINGAPORE
2 Watsons
January 2018
NEW ZEALAND
3 Matakana Superfoods
September 2018
PARTNERSHIPS
TRU

ChromaDex has expanded retail distribution of TRU NIAGEN® into four new international markets since September of 2017

a) TRU NIAGEN® was launched on www.truniagen.ca and to health care practitioners at Fullscript Canada in December 2018. It was previously sold on www.amazon.ca. Expanded to Showcase Canada and WELL Health in April 2019 and Whole Foods Market Ontario in July 2019.

Management Team

Rob Fried – *Chief Executive Officer*
Board member since 2015, President, CEO & Director of Ideation Acquisition Corp. 2007-2009, Founder & CEO of Spiritclips LLC 2007-2017 (acquired by Hallmark Cards Inc. in 2012), and Academy Award and Emmy Award winning motion picture producer

Frank Jaksch - *Executive Chairman*
Co-founded ChromaDex in 2000

Kevin Farr – *CFO*
Former CFO, Mattel, Inc, 2000-2017
PriceWaterhouse, 10 years, CPA

Lisa Bratkovich – *Chief Marketing Officer*
Former SVP of Marketing, Guthy|Renker 2001-2016

Dr. Matthew Roberts – *Chief Scientific Officer*
Scientific Advisory Board Member of ChromaDex since November 2016
Over 25 years at Abbott, Nestlé and Nature's Bounty Co.

Mark Friedman – *General Counsel, Corporate Secretary*
Former EVP & General Counsel, Herbalife 2013-2018

Ben Shichman – *Chief Technology Officer*
Over 25 years of fast growing software and e-Commerce companies

Megan Jordan – *Chief Communications Officer* - ***NEW***
Former SVP of Global Corporate Communications, Herbalife Nutrition 2015-2018
Over 20 years of experience working with Fortune 500 companies

Scientific Advisory Board



Charles Brenner, Ph.D.
Head of Biochemistry
University of Iowa

World's Foremost Authority on NAD Metabolism



Roger Kornberg, Ph.D.
Chairman
Professor of Structural Biology
Stanford University

Nobel Prize Winner, Chemistry, 2006



Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Leading Alzheimer's Researcher, TIME 100 Most Influential 2015



Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Leader in Food, Nutrition, & Wellness Innovation



Dr. Rob Beudeker
VP of Innovation
DSM

Leads innovation program for Human Nutrition and Health at DSM



Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Nobel Prize Winner, Chemistry, 1997



Bruni H. Felding, Ph.D.
-NEW
Associate Professor of Molecular Medicine
Scripps Research Institute

Renowned Breast Cancer Researcher focused on NAD+ supplementation

Scientific Update

Science Continues to Expand

- **32 human studies on nicotinamide riboside in various stages on clinicaltrials.gov**
- **Three new clinical studies since prior update:**
  - University of Colorado, Dr. Michel Chonchol (August 2019)
    - Study will measure the effects of NR on arterial stiffness and other measures of cardiovascular health in patients with chronic kidney disease (CKD)
    - A clinical study published in 2018 observed a trend toward decreased arterial stiffness in healthy middle-aged adults taking 1,000 mgs of NR for six weeks
    - At least two other clinical trials are currently registered to measure the effects of NR on arterial stiffness and blood pressure in different populations
  - Radboud University (May 2019)
    - Investigating the effects of NR on the disease course of patients with ataxia telangiectasia, or A-T
    - A-T is a rare neurodegenerative disorder caused by mutations in the ATM gene
    - According to the study description, the ATM protein plays a pivotal role in more than 100 different biochemical processes, including cellular energy metabolism, cell signaling, and DNA repair
    - Studies have shown that that NAD deficiency plays a role in disease mechanisms underlying DNA repair disorders such as A-T
  - Helsinki University (May 2019)
    - Investigating the effects of NR on mitochondrial dysfunction and chronic metabolic dysfunction in twin pairs
- **~170 MTAs for NIAGEN signed with research institutes and Universities around the world**

Recent Peer-Reviewed Publications

- ***Scientific Reports*** – Conze et al. – *"NR supplementation safely and effectively sustains elevated blood NAD+ levels at recommended daily serving"* – *Jul. 2019*
  - Fifth published human clinical study on NR, but the first to measure both the kinetics and dose-dependent effects of chronic NR supplementation
  - 132 healthy overweight adults completed the trial
  - Showed dose response when measured at 100, 300 and 1,000 milligrams per day
  - Study participants consuming 100, 300 and 1,000 mgs experienced a statistically significant increase in whole blood NAD+ within two weeks of 22%, 51% and 142%, respectively, which was maintained over remainder of the eight weeks

Financial Highlights

Q2 Net Sales Mix

Q2 2018



TRU NIAGEN e-Commerce 45%
TRU NIAGEN Watson's & International 3%
$7.8 MM
NIAGEN Ingredient 25%
Other Ingredients 12%
Analytical Reference Standards & Services 15%

Q2 2019



TRU NIAGEN e-Commerce 59%
TRU NIAGEN Watson's & International 20%
$11.1MM
NIAGEN Ingredient 9%
Other Ingredients 3%
Analytical Reference Standards & Services (1) 9%

- **TRU NIAGEN** net sales increased to **79% of net sales** in Q2 2019 compared to 48% in Q2 2018[(2)]
- **NIAGEN-related** net sales increased to **88% of net sales** in Q2 2019 compared to 73% in Q2 2018[(3)]

Successful transformation into a consumer-focused company with flagship product, TRU NIAGEN

(1) Analytical Reference Standards and Services previously reported as Core
(2) TRU NIAGEN net sales include e-Commerce, Watson's/Other B2B
(3) NIAGEN-related sales include TRU NIAGEN and NIAGEN ingredient

Q2 Net Sales

Q2 2019 Net Sales
($ in millions)


e-Commerce
6.5
Watson's & International
2.2
NIAGEN Ingredient
1.1
Analytical Reference Standards & Services (1)
1.0
Other Ingredients
0.3
TRU NIAGEN
$8.7

Growth Rates

	YoY % (vs Q2 2018)	QoQ % (vs Q1 2019)
e-Commerce	+88%	+10%
Watson's & International	+749%	+44%
NIAGEN Ingredient	-44%	-3%
Analytical Reference Standards & Services (1)	-19%	-12%
Other Ingredients	-68%	-20%
Total	+42%	+10%

Continued strong growth in e-Commerce and Watson's, partially offset by expected lower ingredient sales and legacy businesses

(1) Analytical Reference Standards and Services previously reported as Core

Q2 YTD Net Sales

Q2 YTD 2019 Net Sales
($ in millions)



e-Commerce
12.4
Watson's & International
3.8
NIAGEN Ingredient
2.2
Analytical Reference Standards & Services (1)
2.1
Other Ingredients
0.7
TRU NIAGEN
$16.2

Growth Rates YoY %
(vs 1H 2018)

e-Commerce	+134%
Watson's & International	+160%
NIAGEN Ingredient	-31%
Analytical Reference Standards & Services (1)	-12%
Other Ingredients	-66%
Total	+47%

e-Commerce and Watson's more than doubled, partially offset by expected lower ingredient sales and legacy businesses

(1) Analytical Reference Standards and Services previously reported as Core

Q2 2019 vs Q1 2019 Key P&L Metrics

(in thousands)	Q2 2019	Q1 2019	Notes
Net Sales	**$ 11,101**	**$ 10,048**	TRU NIAGEN business up 17% with strength in Watson's international business and continued double-digit growth in e-Commerce
Gross Profit	**6,254**	**5,301**	Favorable mix shift toward TRU NIAGEN e-Commerce business. Completed wind down of Purple Corn with immaterial gross margin impact.[1]
% of Net Sales	*56.3%*	*52.8%*	
Selling and Marketing	4,308	4,174	Marketing efficiency improved by 270bps driven by TRU NIAGEN business and overall scale
% of Net Sales	*38.8%*	*41.5%*	
Research and Development	1,069	1,168	Down quarter-over-quarter due to more focused investments and timing of projects
General and Administrative	7,932	8,331	Lower by $0.4MM primarily driven by litigation related expenses. Excluding legal fees and equity compensation expense, G&A was up by $0.2MM.
Other	125	0	Miscellaneous expense
Total Operating Expense	**13,434**	**13,673**	Lower G&A and Research & Development, partially offset by slightly higher Selling & Marketing
Operating Loss	**$ (7,180)**	**$ (8,372)**	Operating loss improved sequentially driven by higher sales and gross margins

(1) Q1 2019 gross margin included an approximate 250bps negative impact primarily due to the decision to wind down sales of Purple Corn ingredient beginning in Q4 2018.

Quarterly Adjusted EBITDA

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Three months ended					
	Mar. 31, 2018	Jun. 30, 2018	Sep. 30, 2018	Dec. 31, 2018	Mar. 31, 2019	**Jun. 30, 2019**
Net loss, as reported	$ (8,443)	$ (8,050)	$ (8,605)	$ (8,218)	$ (8,337)	**$ (7,755)**
Adjustments:						
Interest (income) expense	44	48	9	(22)	(35)	**575**
Depreciation	121	146	169	171	173	**190**
Amortization of intangibles	58	58	59	60	61	**61**
Amortization of right of use assets	-	-	-	-	138	**141**
Share-based compensation	1,258	1,811	1,317	1,985	2,029	**1,759**
Adjusted EBITDA	$ (6,962)	$ (5,987)	$ (7,051)	$ (6,024)	$ (5,971)	**$ (5,029)**
Total legal expense	2,973	2,079	2,723	2,045	3,250	**2,926**
Adjusted EBITDA excluding total legal expense	$ (3,989)	$ (3,908)	$ (4,328)	$ (3,979)	$ (2,721)	**$ (2,103)**

Adjusted EBITDA excluding legal expenses improved by $0.6 million compared to Q1 2019 to ($2.1 million), primarily driven by higher volume and improved gross margins. This represents the third consecutive quarter of improvement in our underlying business fundamentals.

Q2 2019 vs Q2 2018 Key P&L Metrics

(in thousands)	Q2 2019	Q2 2018	Notes
Net Sales	**$ 11,101**	**$ 7,803**	TRU NIAGEN business up 134%, with e-Commerce up 88% and Watson's & International up 749%
Gross Profit *% of Net Sales*	**6,254** *56.3%*	**3,846** *49.3%*	700 bps improvement driven by favorable mix shift toward TRU NIAGEN e-Commerce business and absence of certain charges that impacted Q2 2018
Selling and Marketing *% of Net Sales*	4,308 *38.8%*	3,773 *48.3%*	Marketing efficiency improved by 950bps driven by our e-Commerce business and overall scale
Research and Development	1,069	1,414	Down over 20% year-over-year with more focused investments and timing of projects
General and Administrative	7,932	6,596	Higher by $1.3MM. Excluding legal fees and equity compensation expense, G&A was up by $0.7MM.
Other	125	0	Miscellaneous expense
Total Operating Expense	**13,433**	**11,783**	Higher G&A and higher Selling & Marketing, partially offset by lower Research & Development
Operating Loss	**$ (7,180)**	**$ (7,937)**	Operating loss improved vs prior year despite higher legal expense

Q2 2019 Operating Loss vs 2018



+$2.4MM
-$1.7MM
(In millions)
2019 Q2 Operating Loss vs 2018 $M
(5.0)
(5.5)
(6.0)
(6.5)
(7.0)
(7.5)
(8.0)
(8.5)
(7.9)
1.6
0.8
(0.5)
0.2
(0.8)
0.3
(0.3)
(0.5)
(7.2)
Q2 FY18 Actual Operating Loss
Volume
Gross Margin Improvement
Sales & Marketing
Equity Comp (G+A)
Legal
R+D Decrease
Royalties
Other G+A
Q2 FY19 Operating Loss

Quarterly Balance Sheet Highlights

(in thousands)	12/31/18	3/31/19	6/30/19	Key Drivers
Cash	$ 22,616	$ 19,327	$ 19,760	Cash used in operations to grow the business and higher IT related CapEx. Includes $10 million from convertible notes offering.
Inventory	8,249	8,670	10,714	Investments to support growth in 2019 and 2020
Accounts Receivable[(1)]	4,415	5,382	5,792	Driven by timing and mix of customer sales
Accrued Liabilities	4,444	4,592	3,643	Paid a $1.5 million bonus to employees in Q2 2019
Accounts Payable	9,548	9,753	9,323	Driven by changes in inventory, advertising and legal expense

Invested in future growth, including inventory build and higher accounts receivable. Received $4 million upfront cash payment from Nestle in Q1 2019 and completed $10 million convertible notes offering in Q2 2019.

(1) All periods include $2.2 million of receivables due from Elysium.

Quarterly Cash Flow Highlights

(in thousands)	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19
Net Loss	$ (8,050)	$ (8,605)	$ (8,218)	$ (8,337)	$ (7,755)
Working Capital	(616)	1,825	866	(1,074)	(3,880)
Nestlé Deferred Revenue	0	0	0	3,962	(89)
Cash From / (Used For) Operations[(1)]	**(6,549)**	**(5,235)**	**(5,136)**	**(3,048)**	**(9,021)**
Cash From / (Used For) Investing	(1,113)	(82)	(419)	(296)	(69)
Cash From / (Used For) Financing	13	142	(43)	55	9,523
Net Increase / (Decrease) in Cash	**$ (7,648)**	**$ (5,175)**	**$ (5,598)**	**$ (3,289)**	**$ 433**

(1) Q1 2019 includes $4 million cash payment related to deferred revenue from upfront payment from Nestlé

ChromaDex. TN TRU NIAGEN

2019 Financial Outlook

(in thousands)	2017 Actual	2018 Actual	2019 Outlook	Key Drivers
Net Sales	**$ 21,201**	**$ 31,557**	Continued growth in sales of TRU NIAGEN	U.S. e-Commerce, Watson's international business, launches in certain new international markets, including cross border
Gross Margin % (as a % of net sales)	**49%**	**51%**	Continued improvement	Increased sales of TRU NIAGEN in e-Commerce business, supply chain cost savings
Selling, Marketing & Advertising (as a % of net sales)	**21%**	**52%**	Up $1-2 million in absolute dollars and down significantly as a % of net sales	Marketing initiatives to attract new customers, including focusing more resources on earned media
General & Administrative	**17,642**	**27,137**	Up a few million in absolute dollars and down significantly as a % of net sales	Management infrastructure largely built-out, legal costs primarily driven by investments to protect our IP. CA trial scheduled for Oct.

No longer expect cash flow break-even by Q4 2019 / early 2020, primarily driven by later timing of California trial (moved from July to mid-October) and additional investments in marketing initiatives to accelerate new customer growth.

Cash Flow Break-even Framework

Quarterly P&L Metrics

	Framework	Comments
Net Sales	~$17 million to ~$19 million	• U.S. e-Commerce marketing efficiency • Watson's international business • Acceleration in cross border launches • Successful launch with Nestlé • New business opportunities (e.g. Sports, HCP)
Gross Margin % (as a % of net sales)	Around 60%	• Increased sales of TRU NIAGEN in e-Commerce business • Supply chain cost savings ramping in 2020
Total Operating Expense **Cash Operating Expense**[(1)]	~$13 million ~$11 million	• Includes elevated legal spending today • Litigation expense should decline over time allowing for reinvestment in other areas
Adjusted EBITDA (Including Legal Expense)	Break-even	• Excludes the impact of working capital, which is currently a use of cash due to growth • Over time, cash flow from operations should be self-funding as we achieve greater scale

We continue to focus on achieving cash flow breakeven, while prioritizing investments to drive long-term growth.

(1) Cash operating expense excludes equity compensation, depreciation and amortization

Appendix

2017 – 2019 YTD Net Sales Summary

(In millions)

Description	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2017 FY	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 FY	2019 Q1	2019 Q2
Ecommerce	0.0	0.1	0.3	0.8	1.3	1.8	3.5	4.4	5.2	15.0	5.9	6.5
Watsons			2.3	1.8	4.1	0.8	0.3	0.7	1.2	2.9	1.3	1.9
International / Other			0.0	0.0	0.1	0.4	0.0	0.1	0.1	0.6	0.3	0.3
Total TRU NIAGEN	***0.0***	***0.1***	***2.6***	***2.7***	***5.5***	***3.0***	***3.7***	***5.2***	***6.5***	***18.5***	***7.5***	***8.7***
NIAGEN Ingredient	1.0	2.0	1.8	3.0	7.8	1.3	1.9	1.0	1.0	5.2	1.1	1.1
NIAGEN Related Revenues	***1.0***	***2.1***	***4.4***	***5.7***	***13.2***	***4.3***	***5.7***	***6.2***	***7.4***	***23.6***	***8.6***	***9.8***
Other Ingredients	1.1	0.9	0.7	0.7	3.4	1.1	0.9	0.9	0.5	3.4	0.4	0.3
Analytical Reference Standards & Services	1.3	1.2	1.0	1.1	4.6	1.2	1.2	1.0	1.1	4.5	1.1	1.0
Total Net Sales	***3.4***	***4.2***	***6.1***	***7.5***	***21.2***	***6.6***	***7.8***	***8.1***	***9.1***	***31.6***	***10.0***	***11.1***
TRU NIAGEN as % of Total Net Sales	***0%***	***3%***	***44%***	***35%***	***26%***	***46%***	***48%***	***64%***	***71%***	***58%***	***74%***	***79%***
NIAGEN Related Revenues as % of Total Net Sales	***29%***	***50%***	***73%***	***75%***	***62%***	***65%***	***73%***	***77%***	***82%***	***75%***	***85%***	***88%***
YOY Growth Rate - Net Sales												
Total Company	-42%	-43%	55%	69%	-2%	95%	85%	33%	20%	49%	53%	42%
NIAGEN Related	-68%	-48%	204%	158%	22%	337%	168%	40%	31%	79%	99%	73%
Total TRU NIAGEN	N/A	N/A	N/A	N/A	N/A	NA	2528%	97%	143%	238%	146%	134%
Sequential Growth Rate - Net Sales												
Total Company		25%	44%	24%		-13%	19%	4%	12%		11%	10%
NIAGEN Related		115%	110%	28%		-24%	32%	10%	19%		15%	15%
Total TRU NIAGEN		914%	1764%	1%		14%	23%	40%	24%		15%	17%

ChromaDex. TN TRU NIAGEN

NR has Reached the Significant Milestone of **37 Registered Human Studies**[(1)]

Preclinical Research

More than 100 preclinical peer-reviewed studies have been published investigating the science behind NIAGEN®

Human Studies

37 studies are currently registered on clinicaltrials.gov

At least 5 more are in planning and not yet registered

Clinical Health Outcomes

5 published clinical studies of NIAGEN® led the way

New studies are now examining clinically relevant health outcomes

(1) There are 37 ongoing, completed, and published clinical studies currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR alone or in combination with other ingredients. 32 of these use NR only. Clinicaltrials.gov also includes one niacin study for a total of 38 under the search term "nicotinamide riboside."

ChromaDex. TRU NIAGEN

Neurological, Cardiovascular, and Metabolic Health are the Most Prominent Human Clinical Research Areas for NIAGEN®

	NEUROLOGICAL	CARDIOVASCULAR	METABOLIC	OTHER
Human Studies	**36 %**	**34 %**	**12 %**	**18 %**
Conditions Studied	- Parkinson disease - Mild cognitive impairment - Neuropathies - Mild concussion - Ataxia telangiectasia	- Heart failure - Hypertension - Arterial stiffness - Vascular function	- Type 2 diabetes (Insulin sensitivity) - Weight loss - Altered glucose and lipid metabolism - Non-alcoholic fatty liver	- Immunity/Inflammation - Aging - Chronic kidney disease - Sarcopenia

Note: Based on NR trials listed on clinicaltrials.gov and ChromaDex Material Transfer Agreements – studies in progress or in planning.

ChromaDex. TN TRU NIAGEN

Nestlé Supply and License Agreement

Market Size – 2018 Est.

Protein Based Nutrition Drinks(1)



~$2.0Bil
61%
Intl.
39%
U.S.

- Few major players
- Nestlé Health Science has a significant share

Medical Nutrition(2)



~$16Bil
76%
Intl.
24%
U.S.

- Few major players
- Nestlé Health Science has a significant share

Key Terms of the Agreement

- **Upfront payment:** $4MM
  - Cash received in Q1 2019
  - Amortized as revenue over minimum of three years
- **Nestlé exclusivity:**
  - Exclusive rights in medical nutrition
  - Co-exclusive rights in certain protein based beverages
- **Nestlé territories:**
  - North America, Europe, Latin America, ANZ, Japan
- **Product launch milestones**: Up to an aggregate of $6MM
- **Other revenue:**
  - Ingredient sales
  - Low to high single digit royalties on wholesale sales
- **Near-term hurdles:**
  - Technical feasibility, regulatory, market testing

Long-term opportunity to grow the TRU NIAGEN business

(1) Supplement Nutrition Drinks category per Euromonitor, in wholesale dollars.
(2) Medical Nutrition category per Grand View Research, in wholesale dollars.

For more information about Nestlé Health Science and its businesses, visit www.nestlehealthscience.com.

Contact Info

Brianna Gerber

Senior Director of FP&A and Investor Relations

T: +1.949.419.0288 ext. 127

BriannaG@chromadex.com

www.chromadex.com